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                                                                  EXHIBIT 23.11A

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated May 26, 1997, included in United International Holdings, Inc. Form 8-K dated February 5, 1998 related to the financial statements of Joint Venture, Inc. and to all references to our Firm included in this registration statement.


                                        ARTHUR ANDERSEN LLP

Denver, Colorado,
  March 9, 1998